UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-22039

 First Trust Specialty Finance and Financial Opportunities Fund (formerly First
        Trust/Gallatin Specialty Finance and Financial Opportunities Fund)
               (Exact name of registrant as specified in charter)

                             120 East Liberty Drive
                                Wheaton, IL 60187
               (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                           First Trust Portfolios L.P.
                             120 East Liberty Drive
                                Wheaton, IL 60187
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 630-765-8000

                      Date of fiscal year end: November 30

                   Date of reporting period: November 30, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                                    (GRAPHIC)

                                   FIRST TRUST
                                SPECIALTY FINANCE
                                  AND FINANCIAL
                               OPPORTUNITIES FUND

                                  ANNUAL REPORT

                              FOR THE PERIOD ENDED

                                NOVEMBER 30, 2008

                     (CONFLUENCE INVESTMENT MANAGEMENT LOGO)

TABLE OF CONTENTS

      FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND (FGB)
                                  ANNUAL REPORT
                               NOVEMBER 30, 2008

Shareholder Letter .......................................    1
At a Glance ..............................................    2
Portfolio Commentary .....................................    3
Portfolio of Investments .................................    6
Statement of Assets and Liabilities ......................    8
Statement of Operations ..................................    9
Statements of Changes in Net Assets ......................   10
Statement of Cash Flows ..................................   11
Financial Highlights .....................................   12
Notes to Financial Statements ............................   13
Report of Independent Registered Public Accounting Firm ..   18
Additional Information ...................................   19
Board of Trustees and Officers ...........................   23
Privacy Policy ...........................................   27

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Confluence Investment Management LLC ("Confluence" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Specialty Finance and Financial Opportunities Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                         PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Notes to Financial Statements for a discussion of other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                             HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of the relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of Confluence are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report, and other regulatory filings.

SHAREHOLDER LETTER

      FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND (FGB)
                                  ANNUAL REPORT
                               NOVEMBER 30, 2008

Dear Shareholders:

The year ended November 30, 2008 has been challenging for the financial markets and for many investors. Yet, First Trust Advisors L.P. ("First Trust") believes that, regardless of the market, in order to be successful in reaching your financial goals, you should be invested for the long term. We also believe that investors should seek professional help from a financial advisor who has been through many types of markets, knows the range of investments available, and is committed to bringing you investments suitable to your particular situation.

Our goal at First Trust has always been to offer a wide range of investment products, including our family of closed-end funds, to help financial advisors give you the opportunity to meet your financial objectives. We have continued to expand our product line to ensure that you have many choices to fit your investment needs.

The report you hold contains detailed information about your investment in the First Trust Specialty Finance and Financial Opportunities Fund (the "Fund"). It contains a portfolio commentary from the Fund's portfolio management team that provides a market recap for the period, a performance analysis and a market and Fund outlook. Additionally, the report provides the Fund's financial statements for the period covered by the report. I encourage you to read this document and discuss it with your financial advisor.

First Trust has been through many types of markets and remains committed to bringing you quality investment solutions regardless of the inevitable ups and downs experienced in the market. We offer a variety of products that may fit many financial plans to help those investors seeking long-term investment success. As well, we are committed to making available up-to-date reports about your investments so you and your financial advisor have current information on your portfolio.

We continue to value our relationship with you, and we thank you for the opportunity to assist you in achieving your financial goals.

Sincerely,


/s/ James A. Bowen

James A. Bowen
President of First Trust Specialty
Finance and Financial Opportunities Fund

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
"AT A GLANCE" (UNAUDITED)
AS OF NOVEMBER 30, 2008

FUND STATISTICS

Symbol on New York Stock Exchange                                     FGB
Common Share Price                                            $      3.29
Common Share Net Asset Value ("NAV")                          $      4.51
Premium (Discount) to NAV                                          (27.05)%
Net Assets Applicable to Common Shares                        $64,207,696
Current Quarterly Distribution per Common Share (1)           $     0.250
Current Annualized Distribution per Common Share              $    1.0000
Current Distribution Rate on Closing Common Share Price (2)         30.40%
Current Distribution Rate on NAV (2)                                22.17%

                COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)

                              (PERFORMANCE GRAPH)

           Market    NAV
           ------   -----
11/30/07    14.23   13.74
12/7/07     13.49   14.35
12/14/07     12.6   13.74
12/21/07    11.85   14.21
12/28/07     12.1   13.86
1/4/08      12.09   13.08
1/11/08     12.08   13.02
1/18/08     11.24   12.32
1/25/08     12.32   13.23
2/1/08      13.49   14.34
2/8/08      13.23   13.66
2/15/08     12.54   13.42
2/22/08     13.39   13.06
2/29/08     13.67   12.93
3/7/08      11.84   11.67
3/14/08     12.19    11.5
3/20/08     12.61   12.05
3/28/08     13.05   11.87
4/4/08      13.05   12.55
4/11/08     12.69   11.77
4/18/08     12.51   12.54
4/25/08     13.25   12.52
5/2/08      13.53   13.04
5/9/08      13.77   12.67
5/16/08     14.03      13
5/23/08     12.57    12.4
5/30/08     12.46   12.44
6/6/08      11.48   12.22
6/13/08     11.05   11.71
6/20/08     10.67   11.05
6/27/08      9.11   10.12
7/3/08       8.51    9.14
7/11/08       7.4     9.1
7/18/08      8.72     9.3
7/25/08      8.65     9.5
8/1/08       9.35    9.51
8/8/08        9.2    9.61
8/15/08      9.37     9.8
8/22/08      8.89    9.44
8/29/08       9.2    9.53
9/5/08       9.27    9.49
9/12/08      8.36    9.29
9/19/08      8.74    9.92
9/26/08      8.02     9.5
10/3/08      6.72    7.81
10/10/08      4.3    5.53
10/17/08     5.67    5.96
10/24/08      4.9    5.16
10/31/08     5.38    6.19
11/7/08       4.8    5.61
11/14/08     3.71    4.56
11/21/08     2.35    3.52
11/30/08     3.29    4.51

PERFORMANCE

                                                                  Average Annual
                                                                  Total Return
                                               1 Year Ended   Inception (5/25/2007)
                                                11/30/2008        to 11/30/2008
                                               ------------   ---------------------
Fund Performance
NAV (3)                                           -61.38%            -55.61%
Market Value (4)                                  -72.80%            -65.02%
Index Performance
Blended Benchmark (5)                             -55.46%            -53.40%
MSCI U.S. Investable Market Financials Index      -54.05%            -46.75%

                                            % OF TOTAL
TOP 10 HOLDINGS                            INVESTMENTS
----------------------------------------   -----------
Prospect Energy Corp.                         12.3%
MVC Capital, Inc.                             10.1
BlackRock Kelso Capital Corp.                  9.8
Ares Capital Corp.                             7.5
Annaly Capital Management, Inc.                7.0
Apollo Investment Corp.                        5.1
NGP Capital Resources Co.                      4.8
NorthStar Realty Finance Corp.                 4.7
Hercules Technology Growth Capital, Inc.       4.5
Medallion Financial Corp.                      4.4
                                              ----
   Total                                      70.2%
                                              ====

                                            % OF TOTAL
INDUSTRY                                   INVESTMENTS
----------------------------------------   -----------
Capital Markets                                75.1%
Real Estate Investment Trusts (REITs)          23.9
Diversified Financial Services                  1.0
                                              -----
   Total                                      100.0%
                                              =====

                                            % OF TOTAL
ASSET CLASSIFICATION                       INVESTMENTS
----------------------------------------   -----------
Business Development Companies                 75.1%
Residential Mortgage REITs                     16.0
Domestic Common Stock                           1.0
Specialty Finance/Hybrid REITs                  7.9
                                              -----
   Total                                      100.0%
                                              =====

(1) Most recent distribution paid or declared through 11/30/08. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 11/30/08. Subject to change in the future.

(3) Total return based on NAV is the combination of reinvested dividend distributions and reinvested capital gain distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share and does not reflect sales load. Past performance is not indicative of future results.

(4) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in Common Share price. Past performance is not indicative of future results.

(5)  Blended benchmark consists of the following (Source: Bloomberg):
     Red Rocks Listed Private Equity Index (40%)
     FTSE NAREIT Mortgage REIT Index (20%)
     FTSE NAREIT Hybrid REIT Index (20%)
     Merrill Lynch Preferred Stock Hybrid Securities Index (10%)
     Russell 2000 Financial Services Index (10%)

                        PORTFOLIO COMMENTARY (UNAUDITED)

                                  SUB-ADVISOR

Confluence Investment Management LLC, a newly-formed registered investment advisor ("Confluence" or "Sub-Advisor") located in St. Louis, Missouri, has served as the Sub-Advisor to First Trust Specialty Finance and Financial Opportunities Fund, formerly known as the First Trust/Gallatin Specialty Finance and Financial Opportunities Fund (NYSE:FGB) (the "Fund"), since July 29, 2008.

                           PORTFOLIO MANAGEMENT TEAM

MARK A. KELLER, CFA - CHIEF EXECUTIVE OFFICER AND CHIEF INVESTMENT OFFICER

Mr. Keller has nearly 30 years of investment experience with a focus on value-oriented equity analysis and management. From 1994 to May 2008, he was the Chief Investment Officer of Gallatin Asset Management, Inc., and its predecessor organization, A.G. Edwards Asset Management, the investment management arm of A.G. Edwards, Inc. From 1999 to 2008, Mr. Keller was Chairman of the A.G. Edwards Investment Strategy Committee, which set investment policy and established asset allocation models for the entire organization. Mr. Keller was a founding member of the A.G. Edwards Investment Strategy Committee, on which he served for over 20 years, the last ten years as Chairman. He began his career with A.G. Edwards in 1978, serving as an equity analyst for the firm's Securities Research Department from 1979 to 1994. During his last five years in Securities Research, Mr. Keller was Equity Strategist and manager of the firm's Focus List. Mr. Keller was a Senior Vice President of A.G. Edwards & Sons, Inc. and of Gallatin Asset Management, Inc., and was a member of the Board of Directors of both companies. Mr. Keller received a Bachelor of Arts from Wheaton College (Illinois) and is a CFA charterholder.

DAVID B. MIYAZAKI, CFA - SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER

Prior to joining Confluence in May 2008, Mr. Miyazaki served as a Portfolio Manager and Analyst with Gallatin Asset Management, Inc. Mr. Miyazaki was responsible for equity investments in value-oriented separately managed accounts. He also co-managed the Fund during the time the Fund was sub-advised by Gallatin Asset Management, Inc., as well as A.G. Edwards' ETF-based asset allocation program. In addition to portfolio management, Mr. Miyazaki served as a member of the A.G. Edwards Investment Strategy Committee. As a strategist, he was responsible for the firm's quantitative asset allocation models, including its Cyclical Asset Allocation program. Prior to joining A.G. Edwards in 1999, Mr. Miyazaki was a Portfolio Manager at Koch Industries in Wichita, Kansas. His previous experience includes working as an Investment Analyst at Prudential Capital Group in Dallas, Texas, and as a Bond Trader at Barre & Company, also in Dallas. Mr. Miyazaki received a Bachelor of Business Administration from Texas Christian University and is a CFA charterholder.

DANIEL T. WINTER, CFA - SENIOR VICE PRESIDENT AND PORTFOLIO MANAGER

Prior to joining Confluence in May 2008, Mr. Winter served as a Portfolio Manager and Analyst with Gallatin Asset Management, Inc. While at Gallatin, Mr. Winter chaired the portfolio management team responsible for the firm's six value-oriented equity strategies. His responsibilities included directing the strategy implementation and trading execution for the equity portfolios. Additionally, Mr. Winter co-managed the Fund during the time the Fund was sub-advised by Gallatin Asset Management, Inc. Mr. Winter also served as a portfolio manager for the Cyclical Growth ETF Portfolio and the Cyclical Growth and Income ETF Portfolio which were offered through variable annuities. He was also a member of the firm's Allocation Advisor Committee which oversaw the A.G. Edwards exchange-traded fund focused strategies. Prior to joining the firm's Asset Management division in 1996, Mr. Winter served as a portfolio manager for A.G. Edwards Trust Company. Mr. Winter earned a Bachelor of Arts in business management from Eckerd College and a Master of Business Administration from Saint Louis University. Mr. Winter is a CFA charterholder.

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND

The primary investment objective of the First Trust Specialty Finance and Financial Opportunities Fund ("FGB" or the "Fund") is to seek a high level of current income. As a secondary objective, the Fund seeks an attractive total return. The Fund pursues its investment objectives by investing at least 80% of its managed assets in a portfolio of securities of specialty finance and other financial companies that the Fund's Sub-Advisor believes offer attractive opportunities for income and capital appreciation. There can be no assurance that the Fund's investment objectives will be achieved. The Fund may not be appropriate for all investors.

MARKET RECAP

FGB is a financial sector fund with a particular focus on business development companies (BDCs). Accordingly, 75% of the Fund was invested in 17 different BDCs on November 30, 2008. The balance of the portfolio was principally invested in real estate investment trusts. The Fund pursues both income and growth objectives, while maintaining a minimum allocation of 80% in the financial sector, under normal circumstances.

The year ended November 30, 2008 was a very difficult one for financial sector companies. Problems began in 2007 when risky subprime mortgages began to default. Losses were substantial, and the magnitude of the problems was compounded by the fact that the subprime loans were held by investors who had borrowed heavily to fund their positions. As the year progressed, losses continued to rise, forcing highly-leveraged investors to sell their positions. This selling set in motion a downward spiral in pricing that spread far beyond risky mortgages. Ultimately, even companies with quality investments and only modest amounts of leverage were negatively impacted.

BDCs do not invest in subprime mortgages and have one of the lowest leverage profiles among financial sectors. Nevertheless, BDCs were adversely affected by the widespread collapse in the financial sector. Their stock prices declined significantly, often without regard to how their loan and investment portfolios actually performed. Prior to the turmoil, BDCs often traded at 20 to 60% premiums to their net asset values ("NAVs"). At the end of November, 2008, the majority of BDCs were trading at substantial discounts to their NAVs, often 30 to 80% or more.

Another industry in which the Fund invests is commercial finance REITs, which represented 8% of the Fund on November 30, 2008. These companies struggled throughout the year as debt financing for commercial real estate became scarce. The ability to buy, sell or refinance commercial real estate became extremely difficult because of the lack of capital. As a result, many companies in this space were forced to substantially curtail their operations and experienced dramatic declines in their stock prices.

A relatively bright area of the portfolio has been the prime residential mortgage REITs, which were 16% of the Fund at November 30, 2008. These companies do not invest in subprime mortgages, and instead focus on agency mortgages backed by the U.S. government. The combination of high quality assets and access to funding enabled these companies to earn and pay substantial dividends throughout the year.

PERFORMANCE ANALYSIS            (ONE YEAR ENDED 11/30/2008)
--------------------            ---------------------------
FGB Market Value Total Return             -72.80%
FGB NAV Total Return                      -61.38%
Blended Benchmark*                        -55.46%

* Components of the blended benchmark: Red Rocks Listed Private Equity Index (40%); FTSE NAREIT Mortgage REIT Index (20%); FTSE NAREIT Hybrid REIT Index (20%); Merrill Lynch Preferred Stock Hybrid Securities Index (10%); Russell 2000 Financial Services Index (10%).

SOURCE:BLOOMBERG

Over the course of the fiscal year, BDCs and prime residential mortgage REITs were positive contributors relative to the benchmark, while commercial finance REITs performed negatively consistent with the benchmark component. The Fund's relative performance also lagged due to the absence of preferred securities in the portfolio. Because FGB has a unique profile as a BDC-focused fund, it is significantly different than the blended benchmark due to differing compositions.

Another significant contributor to negative relative performance was the Fund's leverage. Although we managed through the year with limited amounts of leverage, we elected to reduce the Fund's leverage even further as market turmoil rose. We also note that the difference between market value and NAV total return was affected by the fact that shares began the year at a modest premium and ended at a significant discount.

MARKET AND FUND OUTLOOK

Although we expect the financial sector to remain volatile, we believe that substantial progress is being made to move through the turmoil. Late in 2008, the Federal Reserve strengthened its ability to direct short-term interest rates and through coordinated efforts with the Treasury, policy decisions helped to lower both LIBOR and residential mortgage rates. Substantial declines in these two interest rates are very stimulative as they affect large portions of the U.S. economy. Lower gasoline and other fuel prices are also very helpful in restoring growth. Our expectation is for the U.S. economy to recover in the middle to latter half of 2009. We also expect the financial markets to anticipate a recovery, and begin moving in advance of the recovery.

As a group, the BDCs survived the 2007-2008 financial storm with varying amounts of success. Some incurred substantial damage and are likely to spend significant time repairing their businesses. Others were conservatively positioned going into the downturn and should be well-positioned to grow and prosper during the recovery. The Fund is focused on the latter group, which we expect to return to market price premiums over NAV valuations and begin growing dividends.

It's also worth noting that, unlike the broader financial sector which has been plagued with failures in industries from banking to insurance to brokerage firms, none of the BDCs have been forced into bankruptcy. The durability of the BDCs legitimizes their structure, and we expect the number and size of BDCs to expand and grow as the markets stabilize. FGB has a unique profile as a BDC-focused fund. Going forward we anticipate the Fund will deliver income and NAV accretion from this attractive niche in the financial sector.

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS (a) (g)
NOVEMBER 30, 2008

  SHARES                       DESCRIPTION                        VALUE
---------   ------------------------------------------------   -----------
COMMON STOCKS - 112.6%
            CAPITAL MARKETS - 79.6%
  436,806   Apollo Investment Corp. ........................   $  3,708,483
1,088,333   Ares Capital Corp. .............................      5,419,898
  690,000   BlackRock Kelso Capital Corp. ..................      7,072,500
  503,000   Gladstone Capital Corp. ........................      3,018,000
  183,333   Gladstone Investment Corp. .....................        903,832
   50,500   GSC Investment Corp. ...........................         83,325
  506,205   Hercules Technology Growth Capital, Inc. .......      3,265,022
   50,000   Highland Distressed Opportunities, Inc. ........         78,000
  571,667   Kohlberg Capital Corp. .........................      2,343,835
  432,000   MCG Capital Corp. ..............................        319,680
  655,000   MVC Capital, Inc. ..............................      7,277,050
  351,737   NGP Capital Resources Co. ......................      3,457,575
  590,000   Patriot Capital Funding, Inc. ..................      1,988,299
  600,000   PennantPark Investment Corp. ...................      1,770,000
  705,152   Prospect Energy Corp. ..........................      8,899,018
  440,585   TICC Capital Corp. .............................      1,520,018
                                                               ------------
                                                                 51,124,535
                                                               ------------
            DIVERSIFIED FINANCIAL SERVICES - 6.1%
   10,000   Compass Diversified Holdings ...................        100,100
   32,111   Financial Federal Corp. ........................        617,174
  459,504   Medallion Financial Corp. ......................      3,216,528
                                                               ------------
                                                                  3,933,802
                                                               ------------
            REAL ESTATE INVESTMENT TRUSTS (REITS) - 26.9%
  350,000   Annaly Capital Management, Inc. ................      5,029,500
  285,000   Arbor Realty Trust, Inc. .......................        778,050
  112,689   Capital Trust, Inc. - Class A ..................        563,445
   21,806   CapitalSource, Inc. ............................        113,609
  192,307   Cypress Sharpridge Investments, Inc. (b) (c)
               (e) .........................................      2,419,222
  259,900   Gramercy Capital Corp. .........................        296,286
   33,195   Hatteras Financial Corp ........................        855,435
  100,000   Hatteras Financial Corp. (d) ...................      2,577,000
  220,000   iStar Financial, Inc. ..........................        297,000
  104,000   MFA Mortgage Investments, Inc. .................        643,760
1,005,000   NorthStar Realty Finance Corp. .................      3,417,000
  115,600   RAIT Financial Trust ...........................        273,972
                                                               ------------
                                                                 17,264,279
                                                               ------------
            TOTAL COMMON STOCKS
               (Cost $185,656,430) .........................     72,322,616
                                                               ------------
CANADIAN INCOME TRUSTS - 0.0%
            OIL, GAS & CONSUMABLE FUELS - 0.0%
      100   ARC Energy Trust ...............................          1,592
      100   Progress Energy Trust ..........................            723
                                                               ------------
            TOTAL CANADIAN INCOME TRUSTS
               (Cost $3,346) ...............................          2,315
                                                               ------------

                       See Notes to Financial Statements.

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS (a) (g) - (CONTINUED)
NOVEMBER 30, 2008

  SHARES                       DESCRIPTION                        VALUE
---------   ------------------------------------------------   -----------
WARRANTS - 0.0%
            REAL ESTATE INVESTMENT TRUST (REIT) - 0.0%
  576,923   Cypress Sharpridge Investments, Inc., expires
               04/30/11 (b) (c) (e) ........................   $          0
                                                               ------------
            TOTAL WARRANTS
               (Cost $0) ...................................              0
                                                               ------------
            TOTAL INVESTMENTS - 112.6%
               (Cost $185,659,776) (f) .....................     72,324,931

             LOAN OUTSTANDING - (17.8)% ....................    (11,450,000)
             NET OTHER ASSETS AND LIABILITIES - 5.2% .......      3,332,765
                                                               ------------
             NET ASSETS - 100.0% ...........................   $ 64,207,696
                                                               ============

----------
(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) This security is fair valued in accordance with valuation procedures adopted by the Fund's Board of Trustees.

(c)  Non-income producing security.

(d) This security, sold within the terms of a private placement memorandum, is exempt from registration under Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be liquid by the Fund's investment advisor. At November 30, 2008, securities noted as such amounted to $2,577,000 or 4.0% of net assets.

(e) This security, sold within the terms of a private placement memorandum, is exempt from registration under Rule 144A under the Securities Act of 1933, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. (See Note 2C - Restricted Securities in the Notes to Financial Statements).

(f) Aggregate cost for federal income tax purposes is $186,255,080. As of November 30, 2008, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,314,190, and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $115,244,339.

(g) All or a portion of the securities are available to serve as collateral on loan outstanding.

SECURITY VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of November 30, 2008 is as follows (See Note 2A - Portfolio Valuation in Notes to Financial Statements):

VALUATION INPUTS                                    INVESTMENTS
----------------                                    -----------
Level 1 - Quoted Prices .........................   $69,905,709
Level 2 - Other Significant Observable Inputs ...            --
Level 3 - Significant Unobservable Inputs .......     2,419,222
                                                    -----------
TOTAL ...........................................   $72,324,931
                                                    ===========

The following table presents the Fund's assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented November 30, 2008.

ASSETS AT FAIR VALUE USING
UNOBSERVABLE INPUTS (LEVEL 3)                       INVESTMENTS
-----------------------------                       -----------
Balance as of November 30, 2007 .................    $       --
Net purchases and sales .........................     2,999,989
Net unrealized gains/losses .....................      (580,767)
                                                     ----------
Balance as of November 30, 2008 .................    $2,419,222
                                                     ==========

                       See Notes to Financial Statements.

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
STATEMENT OF ASSETS AND LIABILITIES
NOVEMBER 30, 2008

ASSETS:
Investments, at value
   (Cost $185,659,776) .........................................   $  72,324,931
Cash ...........................................................       5,588,203
Prepaid expenses ...............................................           3,830
Receivables:
   Investment securities sold ..................................       2,218,018
   Dividends ...................................................         321,325
                                                                   -------------
   Total Assets ................................................      80,456,307
                                                                   -------------
LIABILITIES:
Payables:
   Outstanding loan ............................................      11,450,000
   Distributions to Common Shareholders ........................       3,557,833
   Investment securities purchased .............................         908,428
   Interest and fees due on loan ...............................         152,349
   Investment advisory fees ....................................          66,080
   Audit and tax fees ..........................................          49,200
   Printing fees ...............................................          26,264
   Legal fees ..................................................          15,030
   Administrative fees .........................................           8,333
   Trustees' fees and expenses .................................           7,488
   Custodian fees ..............................................           3,582
   Transfer agent fees .........................................           2,523
Accrued expenses and other liabilities .........................           1,501
                                                                   -------------
   Total Liabilities ...........................................      16,248,611
                                                                   -------------
NET ASSETS .....................................................   $  64,207,696
                                                                   =============
NET ASSETS CONSIST OF:
Paid-in capital ................................................   $ 268,630,608
Par value ......................................................         142,313
Accumulated net investment income (loss) .......................      (3,557,834)
Accumulated net realized gain (loss) on investments ............     (87,672,546)
Net unrealized appreciation (depreciation) on investments ......    (113,334,845)
                                                                   -------------
NET ASSETS .....................................................   $  64,207,696
                                                                   =============
NET ASSET VALUE, per Common Share (par value $0.01 per
   Common Share) ...............................................   $        4.51
                                                                   =============
Number of Common Shares outstanding (unlimited number of Common
   Shares has been authorized) .................................      14,231,333
                                                                   =============

                       See Notes to Financial Statements.

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED NOVEMBER 30, 2008

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $269,041) .........   $  18,586,823
                                                                   -------------
   Total investment income .....................................      18,586,823
                                                                   -------------
EXPENSES:
Investment advisory fees .......................................       1,886,212
Interest and fees on loan ......................................       1,497,712
Administrative fees ............................................         184,343
Excise tax expense .............................................         142,159
Legal fees .....................................................         101,673
Printing fees ..................................................          79,058
Audit and tax fees .............................................          63,855
Transfer agent fees ............................................          36,765
Trustees' fees and expenses ....................................          36,152
Custodian fees .................................................          22,153
Other ..........................................................          74,652
                                                                   -------------
   Total expenses ..............................................       4,124,734
                                                                   -------------
NET INVESTMENT INCOME ..........................................      14,462,089
                                                                   -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments .................................................     (80,922,280)
   Foreign currency transactions ...............................             (13)
                                                                   -------------
Net realized gain (loss) .......................................     (80,922,293)
                                                                   -------------
Net change in unrealized appreciation (depreciation)
   on investments ..............................................     (45,371,825)
                                                                   -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ........................    (126,294,118)
                                                                   -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS ..................................................   $(111,832,029)
                                                                   =============

                       See Notes to Financial Statements.

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                         YEAR ENDED     PERIOD ENDED
                                                                         11/30/2008    11/30/2007 (a)
                                                                       -------------   --------------
OPERATIONS:
Net investment income (loss) .......................................   $  14,462,089   $   9,806,749
Net realized gain (loss) ...........................................     (80,922,293)     (6,750,282)
Net change in unrealized appreciation (depreciation) ...............     (45,371,825)    (67,963,020)
                                                                       -------------   -------------
Net increase (decrease) in net assets resulting from operations ....    (111,832,029)    (64,906,553)
                                                                       -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ..............................................     (17,995,120)     (9,973,682)
Return of capital ..................................................      (1,293,149)             --
                                                                       -------------   -------------
Total distributions to shareholders ................................     (19,288,269)     (9,973,682)
                                                                       -------------   -------------
CAPITAL TRANSACTIONS:
Proceeds from sale of Common Shares ................................              --     267,977,508
Proceeds from Common Shares reinvested .............................       2,172,230         534,400
Offering costs .....................................................          85,301        (561,210)
                                                                       -------------   -------------
Net increase (decrease) in net assets resulting from capital
   transactions ....................................................       2,257,531     267,950,698
                                                                       -------------   -------------
Total increase (decrease) in net assets ............................    (128,862,767)    193,070,463
NET ASSETS:
Beginning of period ................................................     193,070,463              --
                                                                       -------------   -------------
End of period ......................................................   $  64,207,696   $ 193,070,463
                                                                       =============   =============
Accumulated net investment income (loss) at end of period ..........   $  (3,557,834)  $    (166,949)
                                                                       =============   =============
CAPITAL TRANSACTIONS WERE AS FOLLOW:
Common Shares at beginning of period ...............................      14,064,166              --
Common Shares sold .................................................              --      14,030,236
Common Shares issued as reinvestment under the Dividend Reinvestment
   Plan ............................................................         167,167          33,930
                                                                       -------------   -------------
Common Shares at end of period .....................................      14,231,333      14,064,166
                                                                       =============   =============

----------
(a) Initial seed date of April 23, 2007. The Fund commenced operations on May 25, 2007.

                       See Notes to Financial Statements.

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED NOVEMBER 30, 2008

CASH FLOWS FROM OPERATING ACTIVITIES:
Net decrease in net assets resulting from operations ...........   $(111,832,029)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
   Purchases of investments ....................................     (26,702,670)
   Sales of investments ........................................      61,486,152
   Net realized gain/loss on investments .......................      80,922,280
   Net change in unrealized appreciation/depreciation on
      investments ..............................................      45,371,825
CHANGES IN ASSETS AND LIABILITIES:
   Increase in receivable for investment securities sold .......      (2,218,018)
   Decrease in dividends receivable ............................         702,261
   Increase in prepaid expenses ................................          (3,830)
   Increase in payable for investment securities purchased .....         908,428
   Decrease in interest and fees on loan .......................         (29,790)
   Decrease in offering costs payable ..........................        (115,591)
   Decrease in investment advisory fees payable ................        (126,066)
   Decrease in administrative fees payable .....................         (10,325)
   Increase in audit and tax fees payable ......................          15,355
   Decrease in printing fees payable ...........................         (11,075)
   Increase in legal fees payable ..............................          12,526
   Increase in custodian fees payable ..........................             250
   Decrease in Trustees' fees and expenses payable .............          (3,042)
   Decrease in transfer agent fees payable .....................          (1,609)
   Decrease in accrued expenses and other liabilities ..........          (6,889)
                                                                   -------------
CASH PROVIDED BY OPERATING ACTIVITIES ..........................   $  48,358,143
                                                                   -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from Common shares reinvested .........................       2,172,230
Offering costs .................................................          85,301
Distributions to Common Shareholders from net investment
   income ......................................................     (19,500,387)
Return of capital distributions ................................      (1,293,149)
Issuances of loan ..............................................       9,100,000
Repayments of loan .............................................     (33,650,000)
                                                                   -------------
CASH USED IN FINANCING ACTIVITIES ..............................     (43,086,005)
                                                                   -------------
Increase in cash ...............................................       5,272,138
Cash at beginning of period ....................................         316,065
                                                                   -------------
Cash at end of period ..........................................   $   5,588,203
                                                                   =============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest and fees ..............   $   1,527,502
                                                                   =============
Cash paid during the period for taxes ..........................   $     142,159
                                                                   =============

                       See Notes to Financial Statements.

FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                        YEAR            PERIOD
                                                                        ENDED            ENDED
                                                                   11/30/2008 (h)   11/30/2007 (a)
                                                                   --------------   --------------
Net asset value, beginning of period ...........................      $ 13.73        $  19.10(b)
                                                                      -------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ...................................         1.02            0.70
Net realized and unrealized gain (loss) ........................        (8.88)          (5.32)
                                                                      -------        --------
Total from investment operations ...............................        (7.86)          (4.62)
                                                                      -------        --------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income ..........................................        (1.27)          (0.71)
Return of capital ..............................................        (0.09)             --
                                                                      -------        --------
Total from distributions .......................................        (1.36)          (0.71)
                                                                      -------        --------
Common Shares offering costs charged to paid-in capital ........           --           (0.04)
                                                                      -------        --------
Net asset value, end of period .................................      $  4.51        $  13.73
                                                                      =======        ========
Market value, end of period ....................................      $  3.29        $  14.23
                                                                      =======        ========
TOTAL RETURN BASED ON NET ASSET VALUE (c) (e) ..................       (61.38)%        (24.53)%
                                                                      =======        ========
TOTAL RETURN BASED ON MARKET VALUE (d) (e) .....................       (72.80)%        (25.36)%
                                                                      =======        ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ...........................      $64,208        $193,070
Ratio of total expenses to average net assets ..................         2.72%           1.99%(f)
Ratio of total expenses to average net assets excluding interest
   expense and fees ............................................         1.73%           1.41%(f)
Ratio of net investment income to average net assets ...........         9.53%           8.64%(f)
Portfolio turnover rate ........................................           15%              3%
INDEBTEDNESS:
Loan outstanding (in 000's) ....................................      $11,450        $ 36,000
Asset Coverage per $1,000 of indebtedness (g) ..................      $ 6,608        $  6,363

----------
(a) Initial seed date of April 23, 2007. The Fund commenced operations on May 25, 2007.

(b)  Net of sales load of $0.90 per share on initial offering.

(c) Total return based on net asset value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in net asset value per share and does not reflect sales load.

(d) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in Common Share price.

(e)  Total return is not annualized for periods less than one year.

(f)  Annualized.

(g) Calculated by taking the Fund's total assets less the Fund's total liabilities (not including the loan outstanding) and dividing by the outstanding loan balance in 000's.

(h) On July 29, 2008, the Fund's Board of Trustees approved a sub-advisory agreement with Confluence Investment Management LLC. See Note 3 "Investment Advisory Fee and Other Affiliated Transactions" in Notes to Financial Statements.

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                                NOVEMBER 30, 2008

                               1. FUND DESCRIPTION

First Trust Specialty Finance and Financial Opportunities Fund (formerly First Trust/Gallatin Specialty Finance and Financial Opportunities Fund) (the "Fund") is a non-diversified, closed-end management investment company organized as a Massachusetts business trust on March 20, 2007, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FGB on the New York Stock Exchange ("NYSE").

The Fund's primary investment objective is to seek a high level of current income. The Fund seeks attractive total return as a secondary objective. Under normal market conditions, the Fund will invest at least 80% of its Managed Assets in a portfolio of securities of specialty finance and other financial companies that Confluence Investment Management LLC ("Confluence" or the "Sub-Advisor") believes offer attractive opportunities for income and capital appreciation. Under normal market conditions, the Fund will concentrate its investments in securities of companies within industries in the financial sector. "Managed Assets" means the average daily gross asset value of the Fund (including assets attributable to the principal amount of borrowings) minus the sum of the Fund's accrued and unpaid dividends and accrued liabilities (other than the principal amount of any borrowings incurred by the Fund). There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund) by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Trustees. A majority of the Fund's assets are valued using market information supplied by third parties. In the event that market quotations are not readily available, the pricing service does not provide a valuation for a particular asset, or the valuations are deemed unreliable, the Fund's Board of Trustees has designated First Trust Advisors L.P. ("First Trust") to use a fair value method to value the Fund's securities and investments. Additionally, if events occur after the close of the principal markets for particular securities (e.g., domestic debt and foreign securities), but before the Fund values its assets, that could materially affect NAV, First Trust may use a fair value method to value the Fund's securities and investments. The use of fair value pricing by the Fund is governed by valuation procedures adopted by the Fund's Board of Trustees and in accordance with the provisions of the 1940 Act.

Portfolio securities listed on any exchange other than the NASDAQ National Market ("NASDAQ") are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price as determined by NASDAQ. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities traded on the NASDAQ, are valued at the closing bid prices. Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 became effective for the Fund as of December 1, 2007, the beginning of its current fiscal year. The three levels of the fair value hierarchy under FAS 157 are described as follows:

         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                                NOVEMBER 30, 2008

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund's investments as of November 30, 2008 is included in the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

C. RESTRICTED SECURITIES:

The Fund invests in restricted securities, which are securities that cannot be offered for public sale without first being registered under the Securities Act of 1933, as amended. Prior to registration, restricted securities may only be resold in transactions exempt from registration. As of November 30, 2008, the Fund held restricted securities as shown in the following table. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation footnote (Note 2A) and are not expressed as a discount to the carrying value of comparable unrestricted securities.

                                                                CARRYING
                                       ACQUISITION             VALUE PER    CARRYING                    % OF
SECURITY                                   DATE       SHARES     SHARE        COST         VALUE     NET ASSETS
--------                               -----------   -------   ---------   ----------   ----------   ----------
Cypress Sharpridge Investments, Inc.     5/19/08     192,307     $12.85    $2,999,989   $2,419,222      3.77%
Cypress Sharpridge Investments, Inc.
   Warrants                              5/19/08     576,923         --            --           --        --
                                                     -------               ----------   ----------      ----
                                                     769,230               $2,999,989   $2,419,222      3.77%
                                                     =======               ==========   ==========      ====

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income, if any, of the Fund are declared and paid quarterly or as the Board of Trustees may determine from time to time. Distributions of any net capital gains earned by the Fund are distributed at least annually. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. Permanent differences incurred during the year ended November 30, 2008, resulting in book and tax accounting differences, have been reclassified at year end to reflect an increase to accumulated net investment income (loss) by $142,146 and a increase in accumulated net realized gain (loss) by $13 and decrease to paid-in capital of $142,159. Net assets were not affected by these reclassifications.

The tax character of distributions paid during the fiscal years ended November 30, 2008 and November 30, 2007 was as follows:

Distributions paid from:

                                                       2008          2007
                                                  -------------   ----------
Ordinary Income ...............................    $17,995,120    $9,973,682
Return of Capital .............................      1,293,149            --

As of November 30, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income .................   $          --
Net Unrealized Appreciation (Depreciation) ....    (113,930,149)
Accumulated Capital and Other Losses ..........     (87,077,243)

         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                               NOVEMBER 30, 2008

E. INCOME TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes.

The Fund intends to utilize provisions of the federal income tax laws, which allows it to carry a realized capital loss forward for eight years following the year of loss and offset such loss against any future realized capital gains. At November 30, 2008, the Fund had available realized capital losses of $5,166,354 and $62,586,895 to offset future net capital gains through the fiscal years ending 2015 and 2016, respectively.

Certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended November 30, 2008, the Fund intends to elect to defer net realized capital losses of $19,323,993 and foreign currency losses of $1 incurred between November 1, 2008 through November 30, 2008.

In June 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes". FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return and is effective for the Fund's current fiscal year. As of November 30, 2008, management has evaluated the application of FIN 48 to the Fund, and has determined that no provision for income tax is required in the Fund's financial statements.

F. EXPENSES:

The Fund pays all expenses directly related to its operations.

G. ORGANIZATION AND OFFERING COSTS:

Organization costs consist of costs incurred to establish the Fund and enable it to legally do business. These costs include filing fees, listing fees, legal services pertaining to the organization of the business and audit fees relating to the initial registration and auditing the initial statement of assets and liabilities, among other fees. Offering costs consist of legal fees pertaining to the Fund's Common Shares offered for sale, registration fees, underwriting fees, and printing of the initial prospectus, among other fees. First Trust and Gallatin Asset Management, Inc. ("Gallatin"), the Fund's prior sub-advisor, paid all organization costs and all offering costs of the Fund (other than sales load) that exceeded $0.04 per Common Share. The Fund's share of Common Share offering costs, $561,210, was recorded as a reduction of the proceeds from the sale of Common Shares during the fiscal period ended November 30, 2007. During the fiscal year ended November 30, 2008, it was determined that actual offering costs were less than the estimated offering costs by $85,301. Therefore, paid-in-capital was increased by that amount in the current year, as reflected in the Statements of Changes in Net Assets.

H. ACCOUNTING PRONOUNCEMENT:

In March 2008, FASB released Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("FAS 161"). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund's financial statement disclosures, if any.

          3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust serves as investment advisor to the Fund pursuant to an Investment Management Agreement. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 1.00% of the Fund's Managed Assets.

Prior to July 29, 2008, Gallatin served as the Fund's sub-advisor and managed the Fund's portfolio subject to First Trust's supervision. Effective July 29, 2008, Confluence began serving as the Fund's Sub-Advisor. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.50% of Managed Assets that is paid by First Trust from its investment advisory fee.

PNC Global Investment Servicing (U.S.) Inc., formerly known as PFPC, Inc., an indirect majority-owned subsidiary of the PNC Financial Services Group, serves as the Fund's Administrator, Fund Accountant, Transfer Agent and Board Administrator in accordance with certain fee arrangements. PFPC Trust Company, also an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's Custodian in accordance with certain fee arrangements.

         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                               NOVEMBER 30, 2008

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each additional trust in the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with board or committee meetings.

Additionally, the Lead Independent Trustee is paid $10,000 annually and the Chairman of the Audit Committee is paid $5,000 annually, with such compensation paid by the trusts in the First Trust Fund Complex and divided among those trusts. Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. Effective January 1, 2008, each of the chairmen of the Nominating and Governance Committee and the Valuation Committee are paid $2,500 annually to serve in such capacities, with such compensation paid by the trusts in the First Trust Fund Complex and divided among those trusts. Also, effective January 1, 2008, the Lead Independent Trustee and each Committee chairman will serve two-year terms. The officers and interested trustee receive no compensation from the Fund for serving in such capacities.

For the fiscal year ended November 30, 2008, the Fund paid brokerage commissions to A.G. Edwards & Sons, Inc., an affiliate of Gallatin, the Fund's prior sub-advisor, totaling $305.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of investment securities, excluding U.S. government and short-term investments, for the year ended November 30, 2008, were $26,702,670 and $61,486,152, respectively.

                                   5. LEVERAGE

On September 12, 2008, the Fund entered into a Customer Agreement and a Credit Annex thereto with Credit Suisse Securities (USA) LLC, which currently provides for an uncommitted credit facility to be used as leverage for the Fund (the "Credit Suisse Facility"). The proceeds of the first borrowing under the Credit Suisse Facility were used to repay all amounts outstanding under the Loan and Pledge Agreement dated as of July 11, 2007 between the Fund and Custodial Trust Company (the "CTC Facility"). The Credit Suisse Facility provides for a secured, uncommitted line of credit for the Fund, where Fund assets are pledged against advances made to the Fund. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an "asset coverage" of at least 300% (33 1/3% of the Fund's total assets after borrowings). The total amount of loans that may be outstanding at any one time under the Credit Suisse Facility is $70,000,000. For the year ended November 30, 2008, the daily average amount outstanding under the CTC Facility and the Credit Suisse Facility was $36,689,617. The high and low annual interest rates during the year ended November 30, 2008 were 5.87% and 3.40%, respectively, and the weighted average interest rate was 4.00%. The interest rate at November 30, 2008 was 3.47%.

                               6. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                             7. RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the equity market, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent) the Fund may take temporary defensive positions.

In 2008, securities markets have been significantly negatively affected by the financial crisis that initially resulted from the downturn in the subprime mortgage market in the United States. The potential impact of the financial crisis on securities markets may prove to be significant and long-lasting and may have a substantial impact on the value of the Fund.

         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                                NOVEMBER 30, 2008

FINANCIAL SECTOR CONCENTRATION RISK: Under normal market conditions, the Fund will invest at least 25% of its total assets in securities of companies within industries in the financial sector. A fund concentrated in a single industry or sector is likely to present more risks than a fund that is broadly diversified over several industries or groups of industries. Compared to the broad market, an individual sector may be more strongly affected by changes in the economic climate, broad market shifts, moves in a particular dominant stock, or regulatory changes. Specialty finance and other financial companies in general are subject to extensive government regulation, which may change frequently. The profitability of specialty finance and other financial companies is largely dependent upon the availability and cost of capital funds, and may fluctuate significantly in response to changes in interest rates, as well as changes in general economic conditions. From time to time, severe competition may also affect the profitability of specialty finance and other financial companies. Financial companies can be highly dependent upon access to capital markets and any impediments to such access, such as general economic conditions or a negative perception in the capital markets of a company's financial condition or prospects, could adversely affect its business. Leasing companies can be negatively impacted by changes in tax laws which affect the types of transactions in which such companies engage.

BUSINESS DEVELOPMENT COMPANY ("BDC") RISK: Investments in closed-end funds that elect to be treated as BDCs may be subject to a high degree of risk. BDCs typically invest in small and medium-sized private and certain public companies that may not have access to public equity markets or capital raising. As a result, a BDC's portfolio typically will include a substantial amount of securities purchased in private placements, and its portfolio may carry risks similar to those of a private equity or venture capital fund. Securities that are not publicly registered may be difficult to value and may be difficult to sell at a price representative of their intrinsic value. Investments in BDCs are subject to various risks, including management's ability to meet the BDC's investment objective, and to manage the BDC's portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors' perceptions regarding a BDC or its underlying investments change. BDC shares are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds, they may trade in the secondary market at a discount to their NAV.

REIT, MORTGAGE-RELATED AND ASSET-BACKED SECURITIES RISKS: Investing in REITs involves certain unique risks in addition to investing in the real estate industry in general. REITs are subject to interest rate risks (especially mortgage REITs) and the risk of default by lessees or borrowers. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by the ability of the issuers of its portfolio mortgages to repay their obligations. REITs whose underlying assets are concentrated in properties used by a particular industry are also subject to risks associated with such industry. REITs may have limited financial resources, their securities may trade less frequently and in a limited volume, and their securities may be subject to more abrupt or erratic price movements than larger company securities.

In addition to REITs, the Fund may invest in a variety of other mortgage-related securities, including commercial mortgage securities and other mortgage-backed instruments. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates, and may reduce the market value of the securities. In addition, mortgage-related securities are subject to prepayment risk, the risk that borrowers may pay off their mortgages sooner than expected, particularly when interest rates decline. This can reduce the Fund's returns because the Fund may have to reinvest that money at lower prevailing interest rates.

The Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

LEVERAGE RISK: The use of leverage results in additional risks and can magnify the effect of any losses. The funds borrowed pursuant to a leverage borrowing program constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any borrowings made by the Fund under a leverage borrowing program are senior to the rights of holders of Common Shares with respect to the payment of dividends or upon liquidation. If the Fund is not in compliance with certain credit facility provisions, the Fund may not be permitted to declare dividends or other distributions or purchase Common Shares.

NON-DIVERSIFICATION RISK: Because the Fund is non-diversified, it is only limited as to the percentage of its assets which may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. Because the Fund may invest a relatively high percentage of its assets in a limited number of issuers, the Fund may be more susceptible to any single economic, political or regulatory occurrence and to the financial conditions of the issuers in which it invests.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND:

We have audited the accompanying statement of assets and liabilities of First Trust Specialty Finance and Financial Opportunities Fund (the "Fund") (formerly known as First Trust/Gallatin Specialty Finance and Financial Opportunity Fund), including the portfolio of investments, as of November 30, 2008, the related statements of operations and cash flows for the year then ended and the statement of changes in net assets and financial highlights for the year then ended and for the period May 25, 2007 (commencement of operations) through November 30, 2007. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2008, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust Specialty Finance and Financial Opportunities Fund as of November 30, 2008, the results of its operations and cash flows for the year then ended and changes in its net assets and financial highlights for the year ended and for the period May 25, 2007 (commencement of operations) through November 30, 2007, in conformity with accounting principles generally accepted in the United States of America.


(Deloitte & Touche LLP)

Chicago, Illinois
January 23, 2009

ADDITIONAL INFORMATION

         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                          NOVEMBER 30, 2008 (UNAUDITED)

                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by PNC Global Investment Servicing (U.S.) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

     (1) If Common Shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.

     (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (800) 331-1710, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized, although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing PNC Global Investment Servicing (U.S.) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                          NOVEMBER 30, 2008 (UNAUDITED)

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                                TAX INFORMATION

Of the ordinary income (including short-term capital gains) distributions made by the Fund during the fiscal year ended November 30, 2008, 0.40% qualified for the corporate dividend received deduction available to corporate shareholders.

The Fund hereby designates as qualified dividend income distributions 10.99% of ordinary income distributions (including short-term capital gains), for the fiscal year ended November 30, 2008.

                         NYSE CERTIFICATION INFORMATION

In accordance with Section 303A-12 of the New York Stock Exchange ("NYSE") Listed Company Manual, the Fund's President has certified to the NYSE that, as of May 14, 2008, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund's reports to the SEC on Forms N-CSR, N-CSRS and N-Q will contain certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.

                 SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

At a Special Shareholder meeting of the Fund held on February 20, 2008, Shareholders voted to approve a new investment sub-advisory agreement with Gallatin. Gallatin was previously a wholly-owned subsidiary of A.G. Edwards, Inc. On May 31, 2007, Wachovia Corp. announced that it had reached an agreement in principle with A.G. Edwards, Inc. under which Wachovia Corp. would acquire A.G. Edwards, Inc. (the "Acquisition"). The Acquisition was completed on October 1, 2007. The consummation of the Acquisition resulted in a change of control of Gallatin, which constituted an "assignment" under federal securities laws of the original investment sub-advisory agreement among the Fund, Gallatin and First Trust. Accordingly, the Fund's Board of Trustees approved an interim sub-advisory agreement with Gallatin effective October 1, 2007, whereby Gallatin would continue to serve as the Fund's sub-advisor for a maximum period of 150 days. The new sub-advisory agreement, approved by Shareholders on February 20, 2008, was substantially similar to the Fund's original sub-advisory agreement with Gallatin. The number of votes cast in favor of the new sub-advisory agreement was 6,739,848, the number of votes against was 256,656, and the number of abstentions was 7,376,629.

The Joint Annual meeting of Shareholders of the Common Shares of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund (formerly First Trust/Gallatin Specialty Finance and Financial Opportunities Fund) and First Trust Active Dividend Income Fund and Shareholders of the Preferred Shares of First Trust Tax-Advantaged Preferred Income Fund, was held on April 14, 2008. At the Annual Meeting, Independent Trustee Robert F. Keith was elected for a three-year term. The number of votes cast in favor of Mr. Keith was 13,764,464, the number of votes against was 173,146 and the number of abstentions was 0. James A. Bowen, Richard
E. Erickson, Thomas R. Kadlec and Neil B. Nielson are the current and continuing Trustees.

At a Special Shareholder meeting of the Fund held on November 17, 2008, Shareholders voted to approve a new investment sub-advisory agreement with Confluence following the resignation of the Fund's prior sub-advisor, Gallatin, effective July 31, 2008. Accordingly, the Fund's Board of Trustees approved an interim sub-advisory agreement among the Fund, First Trust and Confluence, whereby Confluence would serve as the Fund's sub-advisor for a maximum period of 150 days, subject to shareholder approval. The new sub-advisory agreement, approved by Shareholders on November 17, 2008, is substantially similar to the Fund's previous sub-advisory agreements with Gallatin. The number of votes cast in favor of the new sub-advisory agreement was 6,425,404, the number of votes against was 393,979, and the number of abstentions was 456,771.

         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                          NOVEMBER 30, 2008 (UNAUDITED)

                             SUB-ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING APPROVAL OF SUB-ADVISORY AGREEMENTS

The Board of Trustees of the First Trust Specialty Finance and Financial Opportunities Fund (then known as First Trust/Gallatin Specialty Finance and Financial Opportunities Fund; the "Fund"), including a majority of the Independent Trustees, approved the Interim Sub-Advisory Agreement and the New Sub-Advisory Agreement (collectively, the "Agreements") among the Fund, First Trust Advisors L.P. (the "Advisor") and Confluence Investment Management LLC ("Confluence") at a meeting held on July 29, 2008. The Board determined that the terms of the Agreements are fair and reasonable and in the best interests of the Fund.

On June 2, 2008, Gallatin Asset Management, Inc. ("Gallatin") notified the Fund and the Advisor of its resignation as sub-advisor to the Fund, effective July 31, 2008 (the "Resignation"). Gallatin indicated that, following personnel changes within its equity team, it had conducted an internal review of its capabilities and resources and determined that it was in the best interests of Fund shareholders and Gallatin to resign. The Advisor immediately notified the Board and thereafter conducted a review of potential sub-advisors to replace Gallatin. The Board considered that pursuant to the Investment Company Act of 1940, as amended ("1940 Act"), any sub-advisory agreement with a replacement sub-advisor would require shareholder approval prior to such sub-advisor assuming its duties. In light of the short amount of time available to the Fund and the Advisor to find a suitable replacement for Gallatin and to obtain shareholder approval of a new sub-advisory agreement, the Advisor worked with Fund counsel to obtain a "no-action letter" from the staff of the Securities and Exchange Commission ("SEC"). The "no-action letter" received on July 11, 2008 stated that the staff would not recommend enforcement action to the SEC against the Fund, the Advisor and any successor sub-advisor if the Fund and the Advisor were to enter into an interim sub-advisory agreement without first obtaining shareholder approval to cover the period while shareholder approval of a new sub-advisory agreement was sought.

Between the time the Fund and the Advisor received notice of the Resignation and the July 29, 2008 special Board meeting, the Advisor determined that two potential sub-advisors should be presented to the Board for consideration as the successor sub-advisor. One of these candidates - Confluence - employed three former Gallatin employees who had served as the original portfolio managers of the Fund and managed the Fund until they left Gallatin in May 2008. Prior to the meeting, each potential sub-advisor provided to the Board written responses to questions posed by independent legal counsel on behalf of the Independent Trustees. At the meeting, representatives from Confluence and the other potential sub-advisor made presentations to the Board and responded to questions. The Board then discussed the presentations and the materials provided. The Advisor recommended that Confluence be selected as successor sub-advisor. The Independent Trustees then met separately with their independent legal counsel to discuss the information provided by the two potential sub-advisors and the Advisor. Based on their consideration of all the information received, the Trustees appointed Confluence as the interim sub-advisor to the Fund, pursuant to the Interim Sub-Advisory Agreement, effective August 1, 2008. Also at the special meeting, the Board approved the New Sub-Advisory Agreement and determined to recommend it to shareholders of the Fund for their approval. The Board noted that the Advisor and Confluence had agreed to bear the costs associated with soliciting shareholder approval of the New Sub-Advisory Agreement.

To reach its determinations as to the Agreements, the Board considered its duties under the 1940 Act, as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. In its evaluation of the Agreements, the Board considered a report from Confluence responding to a request for information from counsel to the Independent Trustees. The report, among other things, outlined the services to be provided by Confluence (including the relevant personnel responsible for these services and their experience, including their experience as former portfolio managers for the Fund); the sub-advisory fee for the Fund as compared to fees charged to other clients of Confluence; the potential for economies of scale, if any; financial data on Confluence; any fall out benefits to Confluence; and information on Confluence's compliance program. The Board applied its business judgment to determine whether the arrangements between the Fund, the Advisor and Confluence are reasonable business arrangements from the Fund's perspective as well as from the perspective of shareholders.

In reviewing the Agreements, the Board considered the nature, quality and extent of services to be provided by Confluence under the Agreements. The Board noted Confluence's investment style and the backgrounds of the investment personnel who would be responsible for the day-to-day management of the Fund. The Board noted that the proposed portfolio managers had previously managed the Fund as portfolio managers at Gallatin and considered the benefits of maintaining continuity in the management of the Fund. The Board considered, in particular, the performance of the Fund during a very difficult market for financial services companies when the Fund was managed by the proposed portfolio managers. The Board considered the support and assistance provided by one of the major investors in Confluence and its experience as a registered investment advisor. In light of the information presented and the considerations made, the Board concluded that the nature, quality and extent of services to be provided to the Fund by Confluence under the Agreements are expected to be satisfactory.

         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                          NOVEMBER 30, 2008 (UNAUDITED)

The Board considered the sub-advisory fees to be paid under each Agreement, noting that they would be the same as the fees paid under the current Sub-Advisory Agreement. The Board considered the proposed sub-advisory fee and how it would relate to the overall management fee structure of the Fund, noting that the fees to be paid to Confluence would be paid by the Advisor from its advisory fee. On the basis of all the information provided, the Board concluded that the sub-advisory fees to be paid under the Agreements were reasonable and appropriate in light of the nature, quality and extent of services expected to be provided by Confluence under the Agreements.

The Board considered that Confluence was unable to estimate the profitability of the Agreements to Confluence, but the Board noted that the sub-advisory fee rate was negotiated at arm's length between the Advisor and Confluence, and that Confluence would be paid by the Advisor. The Board noted that the overall management fee structure reflects an appropriate level of sharing of any economies of scale. The Board also considered the fall-out benefits expected to be realized by Confluence from its relationship with the Fund. The Board noted that Confluence will not utilize soft dollars in connection with its management of the Fund's portfolio.

Based on all of the information considered and the conclusions reached, the Board, including a majority of the Independent Trustees, determined that the terms of the Agreements are fair and reasonable and that the approval of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

BOARD OF TRUSTEES AND OFFICERS

         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                          NOVEMBER 30, 2008 (UNAUDITED)

                                                                                          NUMBER OF
                                                                                        PORTFOLIOS IN               OTHER
                                                                                       THE FIRST TRUST         TRUSTEESHIPS OR
NAME, ADDRESS, DATE OF BIRTH      TERM OF OFFICE AND       PRINCIPAL OCCUPATIONS         FUND COMPLEX           DIRECTORSHIPS
 AND POSITION WITH THE FUND      LENGTH OF SERVICE(1)       DURING PAST 5 YEARS      OVERSEEN BY TRUSTEE       HELD BY TRUSTEE
----------------------------    ----------------------   -------------------------   -------------------   -----------------------
                                                       INDEPENDENT TRUSTEES

Richard E. Erickson, Trustee    -  Two Year Term         Physician; President,                60                     None
c/o First Trust Advisors L.P.   -  Since Fund            Wheaton Orthopedics;
120 E. Liberty Drive,              Inception             Co-owner and Co-
Suite 400                                                Director (January 1996 to
Wheaton, IL 60187                                        May 2007), Sports Med
D.O.B.: 04/51                                            Center for Fitness;
                                                         Limited Partner,
                                                         Gundersen Real Estate
                                                         Partnership; Limited
                                                         Partner, Sportsmed LLC

Thomas R. Kadlec, Trustee       -  Two Year Term         Senior Vice President and            60           Director of ADM
c/o First Trust Advisors L.P.   -  Since Fund            Chief Financial Officer                           Investor Services, Inc.
120 E. Liberty Drive,              Inception             (May 2007 to Present),                            and Director of
Suite 400                                                Vice President and Chief                          Archer Financial
Wheaton, IL 60187                                        Financial Officer (1990                           Services, Inc.
D.O.B.: 11/57                                            to May 2007), ADM
                                                         Investor Services, Inc.
                                                         (Futures Commission
                                                         Merchant); Vice
                                                         President (May 2005 to
                                                         Present), ADM
                                                         Derivatives, Inc.;
                                                         Registered Representative
                                                         (2000 to Present),
                                                         Segerdahl & Company,
                                                         Inc., a FINRA member
                                                         (Broker-Dealer)

Robert F. Keith, Trustee        -  Three Year Term       President (2003 to                   60                     None
c/o First Trust Advisors L.P.   -  Since Fund            Present), Hibs
120 E. Liberty Drive,              Inception             Enterprises (Financial
Suite 400                                                and Management
Wheaton, IL 60187                                        Consulting); President
D.O.B.: 11/56                                            2001 to 2003), Aramark
                                                         Management Services
                                                         LP; President and Chief
                                                         (Operating Officer (1998
                                                         to 2003), ServiceMaster
                                                         Management Services LP

----------
(1) Currently, Robert F. Keith, as a Class I Trustee, is serving as a trustee until the Fund's 2011 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are each serving as trustees until the Fund's 2009 annual meeting of shareholders. James A. Bowen and Niel B. Nielson, as Class III Trustees, are each serving as trustees until the Fund's 2010 annual meeting. Officers of the Fund have an indefinite term.

         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                          NOVEMBER 30, 2008 (UNAUDITED)

                                                                                          NUMBER OF
                                                                                        PORTFOLIOS IN               OTHER
                                                                                       THE FIRST TRUST         TRUSTEESHIPS OR
NAME, ADDRESS, DATE OF BIRTH      TERM OF OFFICE AND       PRINCIPAL OCCUPATIONS         FUND COMPLEX           DIRECTORSHIPS
 AND POSITION WITH THE FUND      LENGTH OF SERVICE(1)       DURING PAST 5 YEARS      OVERSEEN BY TRUSTEE       HELD BY TRUSTEE
----------------------------    ----------------------   -------------------------   -------------------   -----------------------
                                                 INDEPENDENT TRUSTEE - (CONTINUED)

Niel B. Nielson, Trustee        -  Three Year Term       President (June 2002 to              60             Director of Covenant
c/o First Trust Advisors L.P.   -  Since Fund            Present), Covenant                                     Transport Inc.
120 E. Liberty Drive,              Inception             College
Suite 400
Wheaton, IL 60187
D.O.B.: 03/54

                                                        INTERESTED TRUSTEES

James A. Bowen, Trustee(2),     -  Three Year Trustee    President, First Trust               60              Trustee of Wheaton
President, Chairman of the         Term and Indefinite   Advisors L.P. and First                                    College
Board and CEO                      Officer Term          Trust Portfolios L.P.;
120 E. Liberty Drive,           -  Since Fund            Chairman of the Board of
Suite 400                          Inception             Directors, BondWave LLC
Wheaton, IL 60187                                        (Software Development
D.O.B.: 09/55                                            Company/Broker-
                                                         Dealer/Investment
                                                         Advisor) and Stonebridge
                                                         Advisors LLC (Investment
                                                         Advisor)

    NAME, ADDRESS         POSITION AND OFFICES       TERM OF OFFICE AND         PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH            WITH FUND             LENGTH OF SERVICE           DURING PAST 5 YEARS
---------------------   -----------------------   -----------------------   -----------------------------
                                     OFFICERS WHO ARE NOT TRUSTEES(3)

Mark R. Bradley         Treasurer, Controller,    -  Indefinite Term        Chief Financial Officer,
120 E. Liberty Drive,   Chief Financial Officer   -  Since Fund Inception   First Trust Advisors L.P.
Suite 400               and Chief Accounting                                and First Trust Portfolios
Wheaton, IL 60187       Officer                                             L.P.; Chief Financial
D.O.B.: 11/57                                                               Officer, BondWave LLC
                                                                            (Software Development
                                                                            Company/Broker-
                                                                            Dealer/Investment
                                                                            Advisor) and Stonebridge
                                                                            Advisors LLC (Investment
                                                                            Advisor)

----------
(1) Currently, Robert F. Keith, as a Class I Trustee, is serving as a trustee until the Fund's 2011 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are each serving as trustees until the Fund's 2009 annual meeting of shareholders. James A. Bowen and Niel B. Nielson, as Class III Trustees, are each serving as trustees until the Fund's 2010 annual meeting. Officers of the Fund have an indefinite term.

(2) Mr. Bowen is deemed an "interested person" of the Fund due to his position as President of First Trust Advisors L.P., investment advisor of the Fund.

(3) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                          NOVEMBER 30, 2008 (UNAUDITED)

    NAME, ADDRESS         POSITION AND OFFICES       TERM OF OFFICE AND         PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH            WITH FUND             LENGTH OF SERVICE           DURING PAST 5 YEARS
---------------------   -----------------------   -----------------------   -----------------------------
                                OFFICERS WHO ARE NOT TRUSTEES(3) - (CONTINUED)

James M. Dykas          Assistant Treasurer       -  Indefinite Term        Senior Vice President
120 E. Liberty Drive,                             -  Since Fund Inception   (April 2007 to Present),
Suite 400                                                                   Vice President (January
Wheaton, IL 60187                                                           2005 to April 2007), First
D.O.B.: 01/66                                                               Trust Advisors L.P. and
                                                                            First Trust Portfolios L.P.;
                                                                            Executive Director
                                                                            (December 2002 to
                                                                            January 2005), Vice
                                                                            President (December 2000
                                                                            to December 2002), Van
                                                                            Kampen Asset
                                                                            Management and Morgan
                                                                            Stanley Investment
                                                                            Management

Christopher R. Fallow   Assistant Vice            -  Indefinite Term        Assistant Vice President
120 E. Liberty Drive,   President                 -  Since Fund Inception   (August 2006 to Present),
Suite 400                                                                   Associate (January 2005 to
Wheaton, IL 60187                                                           August 2006), First Trust
D.O.B.: 04/79                                                               Advisors L.P. and First Trust
                                                                            Portfolios L.P.; Municipal
                                                                            Bond Trader (July 2001 to
                                                                            January 2005), BondWave
                                                                            LLC (Software Development
                                                                            Company/Broker-Dealer/
                                                                            Investment Advisor)

W. Scott Jardine        Secretary and Chief       -  Indefinite Term        General Counsel, First
120 E. Liberty Drive,   Compliance Officer        -  Since Fund Inception   Trust Advisors L.P. and
Suite 400                                                                   First Trust Portfolios L.P.;
Wheaton, IL 60187                                                           Secretary, BondWave LLC
D.O.B.: 05/60                                                               (Software Development
                                                                            Company/Broker-Dealer/
                                                                            Investment Advisor) and
                                                                            Stonebridge Advisors LLC
                                                                            (Investment Advisor)

----------
(3) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                          NOVEMBER 30, 2008 (UNAUDITED)

    NAME, ADDRESS         POSITION AND OFFICES       TERM OF OFFICE AND         PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH            WITH FUND             LENGTH OF SERVICE           DURING PAST 5 YEARS
---------------------   -----------------------   -----------------------   -----------------------------
                                OFFICERS WHO ARE NOT TRUSTEES(3) - (CONTINUED)

Daniel J. Lindquist     Vice President            -  Indefinite Term        Senior Vice President
120 E. Liberty Drive,                             -  Since Fund Inception   (September 2005 to
Suite 400                                                                   Present), Vice President
Wheaton, IL 60187                                                           (April 2004 to September
D.O.B.: 02/70                                                               2005), First Trust Advisors
                                                                            L.P. and First Trust
                                                                            Portfolios L.P.; Chief
                                                                            Operating Officer (January
                                                                            2004 to April 2004), Mina
                                                                            Capital Management, LLC;
                                                                            Chief Operating Officer
                                                                            (April 2000 to January
                                                                            2004), Samaritan Asset
                                                                            Management Services, Inc.

Coleen D. Lynch         Assistant Vice            -  Indefinite Term        Assistant Vice President
120 E. Liberty Drive,   President                 -  Since July 2008        (January 2008 to Present),
Suite 400                                                                   First Trust Advisors L.P. and
Wheaton, IL 60187                                                           First Trust Portfolios L.P.;
D.O.B.: 07/58                                                               Vice President (May 1998 to
                                                                            January 2008), Van Kampen
                                                                            Asset Management and
                                                                            Morgan Stanley Investment
                                                                            Management

Kristi A. Maher         Assistant Secretary       -  Indefinite Term        Deputy General Counsel
120 E. Liberty Drive,                             -  Since Fund Inception   (May 2007 to Present),
Suite 400                                                                   Assistant General Counsel
Wheaton, IL 60187                                                           (March 2004 to May
D.O.B.: 12/66                                                               2007), First Trust Advisors
                                                                            L.P. and First Trust
                                                                            Portfolios L.P.; Associate
                                                                            (December 1995 to March
                                                                            2004), Chapman and
                                                                            Cutler LLP

----------
(3) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

PRIVACY POLICY

         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                         NOVEMBER 30, 2008 (UNAUDITED)

                                 PRIVACY POLICY

The open-end and closed-end funds advised by First Trust Advisors L.P. (each a "Fund") consider your privacy an important priority in maintaining our relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We may collect nonpublic personal information about you from the following sources:

     - Information we receive from you or your broker-dealer, investment adviser or financial representative through interviews, applications, agreements or other forms;

     -    Information about your transactions with us, our affiliates or others;

     - Information we receive from your inquiries by mail, e-mail or telephone; and

     - Information we collect on our website through the use of "cookies." For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. The permitted uses include the disclosure of such information to unaffiliated companies for the following reasons:

     - In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives and printers.

     - We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information with affiliates of the Fund. Please note, however, that the California Financial Information Privacy Act contains an "opt out" mechanism that California consumers may use to prevent us from sharing nonpublic personal information with affiliates.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, the Fund restricts access to your nonpublic personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time; however, if we do change it, we will tell you promptly.

For questions about our policy, or for additional copies of this notice, please contact us at (800) 621-1675.

                      This Page Left Blank Intentionally.

(FIRST TRUST LOGO)

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
Confluence Investment Management LLC
349 Marshall Avenue, Suite 302
Saint Louis, MO 63119

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT,
TRANSFER AGENT &
BOARD ADMINISTRATOR
PNC Global Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA 19153

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     (a) Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $55,500 from the inception of the registrant on May 25, 2007 through November 30, 2007 and $0 for the fiscal year ended November 30, 2008.

     (b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 from the inception of the registrant on May 25, 2007 through November 30, 2007 and $0 for the fiscal year ended November 30, 2008.

          Audit-Related Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
(a) of this Item were $6,000 from the inception of the registrant on May 25, 2007 through November 30, 2007 and $0 for the fiscal year ended November 30, 2008.

     (c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $0 from the inception of the registrant on May 25, 2007 through November 30, 2007 and $5,000 for the fiscal year ended November 30, 2008. These fees were for tax consultation.

          Tax Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser were $0 from the inception of the registrant on May 25, 2007 through November 30, 2007 and $0 for the fiscal year ended November 30, 2008.

     (d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 from the inception of the registrant on May 25, 2007 through November 30, 2007 and $0 for the fiscal year ended November 30, 2008.

          All Other Fees (Investment Adviser) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant's investment adviser, other than the services reported in paragraphs (a) through (c) of this Item were $0 from the inception of the registrant on May 25, 2007 through November 30, 2007 and $0 for the fiscal year ended November 30, 2008.

     (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

     Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

     The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

     (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

               (b) 0%

               (c) 0%

               (d) 0%

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant from the inception of the registrant on May 25, 2007 through November 30, 2007, were $0 for the registrant and $7,000 for the registrant's investment adviser, and for the fiscal year ended November 30, 2008, were $5,000 for the registrant and $12,143 for the registrant's investment adviser.

     (h) The registrant's audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     (a) The Registrant has a separately designated audit committee consisting of all the independent directors of the Registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

                      CONFLUENCE INVESTMENT MANAGEMENT LLC
                      PROXY VOTING POLICIES AND PROCEDURES

1. INTRODUCTION

As a registered investment adviser, Confluence Investment Management LLC ("Confluence" or the "Adviser") has a fiduciary duty to act solely in the best interests of its clients. If the client is a registered investment company under the Investment Company Act of 1940 or the client requests Confluence to do so in writing, the Adviser will vote proxy materials for its clients. In the event the Adviser receives any proxies intended for clients who have not delegated proxy voting responsibilities to the Adviser, the Adviser will promptly forward such proxies to the client for the client to vote. When requested by the client, the Adviser may provide advice to the client regarding proposals submitted to the client for voting. In the event an employee determines that the Adviser has a conflict of interest due to, for example, a relationship with a company or an affiliate of a company, or for any other reason which could influence the advice given, the employee will advise the Chief Compliance Officer who will advise the Investment Committee, and the Investment Committee will decide whether the Adviser should either (1) disclose to the client the conflict to enable the client to evaluate the advice in light of the conflict or (2) disclose to the client the conflict and decline to provide the advice.

In cases in which the client is a registered investment company under the Investment Company Act of 1940 or in cases where the client has delegated proxy voting responsibility and authority to the Adviser, the Adviser has adopted and implemented the following policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best interests of its clients. In pursuing this policy, proxies should be voted in a manner that is intended to maximize value to the client. In situations where Adviser accepts such delegation and agrees to vote proxies, Adviser will do so in accordance with these Policies and Procedures. The Adviser may delegate its responsibilities under these Policies and Procedures to a third party, provided that no such delegation shall relieve the Adviser of its responsibilities hereunder and the Adviser shall retain final authority and fiduciary responsibility for such proxy voting.

2. GENERAL

     a. In the event requests for proxies are received with respect to the voting of equity securities on routine matters, such as election of directors or approval of auditors, the proxies usually will be voted with management unless the Adviser determines it has a conflict or the Adviser determines there are other reasons not to vote with management. On non-routine matters, such as amendments to governing instruments, proposals relating to compensation and stock option and equity compensation plans, corporate governance proposals and shareholder proposals, the Adviser will vote, or abstain from voting if deemed appropriate, on a case by case basis in a manner it believes to be in the best economic interest of the Company's shareholders. In the event requests for proxies are received with respect to debt securities, the Adviser will vote on a case by case basis in a manner it believes to be in the best economic interest of the Company's shareholders.

     b. The Chief Compliance Officer or his/her designate is responsible for monitoring Adviser's proxy voting actions and ensuring that (i) proxies are received and forwarded to the appropriate decision makers; and (ii) proxies are voted in a timely manner upon receipt of voting instructions. The Adviser is not responsible for voting proxies it does not receive, but will make reasonable efforts to obtain missing proxies.

     c. The Chief Compliance Officer or his/her designate shall implement procedures to identify and monitor potential conflicts of interest that could affect the proxy voting process, including (i) significant client relationships; (ii) other potential material business relationships; and (iii) material personal and family relationships.

     d. All decisions regarding proxy voting shall be determined by the Investment Committee of the Adviser and shall be executed by the Chief Compliance Officer or his/her designate. Every effort shall be made to consult with the portfolio manager and/or analyst covering the security.

     e. The Adviser may determine not to vote a particular proxy, if the costs and burdens exceed the benefits of voting (e.g., when securities are subject to loan or to share blocking restrictions).

3. CONFLICTS OF INTEREST

The Adviser shall use commercially reasonable efforts to determine whether a potential conflict may exist, and a potential conflict shall be deemed to exist only if one or more of the managers of the Adviser actually knew or should have known of the conflict. The Adviser is sensitive to conflicts of interest that may arise in the proxy decision-making process and has identified the following potential conflicts of interest:

          - A principal of the Adviser or any person involved in the proxy decision-making process currently serves on the Board of the portfolio company.

          - An immediate family member of a principal of the Adviser or any person involved in the proxy decision-making process currently serves as a director or executive officer of the portfolio company.

          - The Adviser, any fund managed by the Adviser, or any affiliate holds a significant ownership interest in the portfolio company.

This list is not intended to be exclusive. All employees are obligated to disclose any potential conflict to the Adviser's Chief Compliance Officer.

If a material conflict is identified, Adviser management may (i) disclose the potential conflict to the client and obtain consent; or (ii) establish an ethical wall or other informational barriers between the person(s) that are involved in the conflict and the persons making the voting decisions.

4. RECORDKEEPING The Chief Compliance Officer or his/her designate is responsible for maintaining the following records:

          -    proxy voting policies and procedures;

          - proxy statements (provided, however, that the Adviser may rely on the Securities and Exchange Commission's EDGAR system if the issuer filed its proxy statements via EDGAR or may rely on a third party as long as the third party has provided the Adviser with an undertaking to provide a copy of the proxy statement promptly upon request);

          -    records of votes cast and abstentions; and

          - any records prepared by the Adviser that were material to a proxy voting decision or that memorialized a decision.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(A)(1) IDENTIFICATION OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

Investment decisions for the registrant are made by the Portfolio Management Team of Confluence Investment Management LLC ("Confluence"). The members of the Confluence Portfolio Management Team are responsible for portfolio management, security selection, leverage management, trading, compliance, position reconciliation, communication and reporting to the registrant's investment adviser.

                                             Length of
       Name                  Title            Service                     Business Experience Past 5 Years
-----------------   ----------------------   ---------   -------------------------------------------------------------------
1. Mark Keller      CEO and CIO                8 mos     Chief Investment Officer of Gallatin Asset Management Inc. and its
                                                         predecessor organization, A.G. Edwards Asset Management, the investment management arm of A.G. Edwards, Inc.

2. David Miyazaki   Senior V.P. and Senior     8 mos     Portfolio Manager and Analyst with Gallatin Asset Management Inc. ,
                    Portfolio Manager                    the investment management arm of A.G. Edwards, Inc.

3. Daniel Winter    Senior V.P. and Senior     8 mos     Portfolio Manager and Analyst with Gallatin Asset Management, the
                    Portfolio Manager                    investment management arm of A.G. Edwards, Inc.

(A)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER AND POTENTIAL CONFLICTS OF INTEREST

       OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER

     The information in the table below is as of November 30, 2008.

                                                            Total                   No. of Accounts       Total Assets in
 Name of Portfolio                                         No. of                    where Advisory       Accounts where
     Manager or                                           Accounts                  Fee is Based on   Advisory Fee is Based
    Team Member               Type of Accounts             Managed   Total Assets     Performance         on Performance
-------------------   ---------------------------------   --------   ------------   ---------------   ---------------------
1.  Mark Keller       Registered Investment Companies:          0     $  0                 0                    $0
                      Other Pooled Investment Vehicles:         0     $  0                 0                    $0
                      Other Accounts:                       1,240     $220 Mill.           0                    $0

2.  David Miyazaki    Registered Investment Companies:          0     $  0                 0                    $0
                      Other Pooled Investment Vehicles:         0     $  0                 0                    $0
                      Other Accounts:                       1,240     $220 Mill.           0                    $0

3.  Daniel Winter     Registered Investment Companies:          0     $  0                 0                    $0
                      Other Pooled Investment Vehicles:         0     $  0                 0                    $0
                      Other Accounts:                       1,240     $220 Mill.           0                    $0

     POTENTIAL CONFLICTS OF INTERESTS

The Confluence Portfolio Management Team may purchase or sell in other accounts the same securities that are purchased or sold for the registrant. If a situation arises where the same securities are being purchased or sold in other accounts and the registrant, the Portfolio Management Team's policy is to follow a trade rotation to avoid simultaneous and competing buy or sell orders.

(A)(3) COMPENSATION STRUCTURE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

The members of the Confluence Portfolio Management Team are compensated with an annual base salary and a discretionary bonus based on Confluence's overall firm profits rather than individual product line performance or profitability. In addition Confluence's portfolio managers are equity owners in the Firm, aligning their long-term interests with the registrant's holders to strive to achieve superior investment performance over an appropriate time period. This ensures that the portfolio managers are incentivized to implement a consistent investment strategy for the registrant without incurring undue risk.

(A)(4) DISCLOSURE OF SECURITIES OWNERSHIP

     The information below is as of November 30, 2008:

                 Dollar Range of Registrant
Name              Shares Beneficially Owned
--------------   --------------------------
Mark Keller           $10,001 - $50,000
David Miyazaki        $10,001 - $50,000
Daniel Winter         $     1 - $10,000

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the
          Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
            Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b)  Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
          Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) First Trust Specialty Finance and Financial Opportunities Fund (formerly First Trust/Gallatin Specialty Finance and Financial Opportunities
Fund)


By (Signature and Title)* /s/ James A. Bowen
                         -------------------------------------------------------
                          James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                          (principal executive officer)

Date January 26, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ James A. Bowen
                         -------------------------------------------------------
                          James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                          (principal executive officer)

Date January 26, 2009


By (Signature and Title)* /s/ Mark R. Bradley
                         -------------------------------------------------------
                          Mark R. Bradley, Treasurer, Controller, Chief Financial Officer and Chief Accounting Officer (principal financial officer)

Date January 26, 2009

* Print the name and title of each signing officer under his or her signature.